UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2012

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400
(Registrant’s telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.07.       Submission of Matters to Vote of Security Holders.

On June 22, 2012, Manhattan Bridge Capital, Inc (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, stockholders:

•	Re-elected incumbent directors to serve until the next annual meeting of stockholders and their successors are elected and qualified; and
•	Ratified the appointment of Hoberman, Goldstein & Lesser, P.C.as the Company’s independent auditors for the 2012 fiscal year.

The specific votes with respect to aforementioned were as follows:

1. Election of directors:

NAME	VOTES		BROKER NON-VOTES
	FOR	WITHHELD
Assaf Ran	2,740,306	141,807	1,224,960
Michael J. Jackson	2,738,706	143,407	1,224,960
Phillip Michals	2,738,306	143,807	1,224,960
Eran Goldshmit	2,738,006	144,107	1,224,960
Mark Alhadeff	2,773,910	108,203	1,224,960
Lyron Bentovim	2,738,006	144,107	1,224,960

2. The ratification of Hoberman, Goldstein & Lesser, P.C.:

VOTES
FOR	AGAINST	ABSTAIN
4,077,116	9,845	20,112

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Dated: June 22, 2012	By: /s/ Assaf Ran
Name: Assaf Ran
Title: President and Chief Executive Officer

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